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                                                                  Rule 497(h)(1)
                                                              File No. 333-05037

       SUPPLEMENT DATED JANUARY 15, 1999 TO PROSPECTUS DATED MAY 1, 1998

                                REGATTA GOLD NY
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

          ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

    The Section of the Prospectus entitled "Amount of Death Benefit" beginning on page 27 is hereby deleted in its entirety and replaced by the following:

AMOUNT OF DEATH BENEFIT

    The death benefit is determined as of the effective date or deemed effective date of the death benefit election and is equal to the greatest of: (a) the Accumulation Account value for the Valuation Period during which the death benefit election is effective or is deemed to become effective; (b) the excess of (i) the sum of all Purchase Payments made under the Contract over (ii) the sum of all partial withdrawals; (c) the Accumulation Account value on the Seven Year Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent Purchase Payments and partial withdrawals and charges made between the immediately preceding Seven Year Anniversary and the date the death benefit election is effective or is deemed to become effective; (d) the amount that would have been payable in the event of a full surrender of the Contract on the date the death benefit election is effective or is deemed to become effective; or (e) the maximum Accumulation Account value on any Contract Anniversary prior to the Annuitant's attaining age 81, adjusted for any subsequent Purchase Payments and partial withdrawals and charges made between such Contract Anniversary and the date the death benefit election is effective or deemed to become effective.

    If (b), (c), (d), or (e) is operative, the Accumulation Account value will be increased by the excess of (b), (c), (d), or (e), as applicable, over (a) and the increase will be allocated to the Sub-Accounts based on the respective values of the Sub-Accounts on the date the amount of the death benefit is determined. If no portion of the Accumulation Account is allocated to the Sub-Accounts on that date, the entire increase will be allocated to the Sub-Accounts invested in the Money Market Series of the Series Fund.

GOLDNY-SUPP-99-1